UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 1, 2008

BIOPACK ENVIRONMENTAL SOLUTIONS INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

0-29981

(Commission File Number)

91-2027724

(IRS Employer Identification No.)

18/F Metroplaza Tower II, 223 Hing Fong Road, Kwai Chung, New Territories, Hong Kong

(Address of principal executive offices and Zip Code)

+852.3586.1383

Registrant's telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers Compensatory Arrangements of Certain Officers.

(b)           On October 01, 2008, Eddie Chou Si Hou resigned as a director, Chief Technical Officer, Chief Financial Officer and Secretary Treasurer of our company and as a director of our subsidiaries Starmetro Group Limited, Biopack Environmental Limited and Bioplanet Distribution Sdn Bhd. In his letter of resignation, Eddie Chou Si Hou cited family and personal reasons.

(c)           Effective October 06, 2008, Mr. Sean Webster has consented and is duly appointed as the Chief Financial Officer as well as Secretary and Treasurer. Mr. Webster is currently a director of our company. Mr. Webster had been in the financial services industry beginning with Yorkton Securities Inc. in January 1999 and finishing with the

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same company under the name Blackmont Capital Inc. in October of 2007. In his work there, he was a fully licensed Investment Advisor with the Investment Dealers Association of Canada, focusing on the raising of funds for small cap public companies and managing client portfolios. He was the lead broker for Grand Power Logistics Group Inc.’s (TSX-V:GPW) initial public offering in November 2004 on the TSX Venture Exchange, and is currently their Senior Vice President, Finance and Business Development. Grand Power is an air-freight forwarding and sea-freight services, customs brokerage, logistics, warehousing and distribution company with its main operations in Hong Kong and throughout Greater China. In addition, Mr. Webster is the President and Chief Financial Officer of Boashinn Corporation (OTCBB:BHNN.OB), a listed company which is based in Hong Kong and offers extended travel services primarily focused on wholesale business and corporate clients. In 1996, he received a B.A. in Economics and Management from the University of Calgary.

Family Relationships

There are no family relationships with Mr. Webster and any of our other directors and officers.

Certain Relationships and Related Transactions

Mr. Webster has not had any material interest, direct or indirect, in any transaction, or proposed transaction, since the beginning of our financial year ended December 31, 2007, in which the amount involved in the transaction exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at the year end for the last two completed fiscal years.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOPACK ENVIRONMENTAL SOLUTIONS INC.

By: /s/ Gerald Lau

Gerald Lau
President and a Director
Dated: October 16, 2008

CW2151905.1